UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2009

METAVANTE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-33747	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 West Brown Deer Road

Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 357-2290

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 1, 2009, Metavante Technologies, Inc (“Metavante”) completed its merger (the “Merger”) with and into Cars Holdings, LLC (renamed Metavante Holdings, LLC as of the effective time of the Merger) (“Merger Sub”), as a result of which Metavante has been acquired by, and is wholly owned by, Fidelity National Information Services, Inc. (“FIS”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of March 31, 2009, by and among FIS, Merger Sub and Metavante (the “Merger Agreement”). The Merger became effective at 10:00 a.m. Eastern Time on October 1, 2009 (the “Effective Time”).

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the consummation of the Merger, at the Effective Time, the amendment (the “Credit Agreement Amendment”), dated as of April 30, 2009, to the credit agreement, originally entered into as of November 1, 2007, among Metavante, Metavante Corporation (the “Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent, Lehman Commercial Paper Inc. and Baird Financial Corporation, as Documentation Agents, Morgan Stanley Senior Funding Inc., as Syndication Agent, and the lenders party thereto (the “Credit Agreement”), became effective.

Under the terms of the Credit Agreement Amendment, in connection with the completion of the Merger, the outstanding indebtedness under the Credit Agreement was restructured as follows: (i) the Borrower delivered written notice to the Administrative Agent that it was permanently terminating all revolving credit commitments under the Credit Agreement, effective as October 1, 2009 (no advances were outstanding under such revolving credit commitments at the time of termination thereof), (ii) an aggregate principal amount of $500,000,000 of term loans held by those lenders who consented to the Credit Agreement Amendment (the “Consenting Term Lenders” and, together with all lenders holding revolving credit commitments prior to the termination of such commitments, the “Consenting Lenders”) was exchanged for an identical principal amount of term loans under FIS’ existing credit facility pursuant to the terms of a debt exchange and joinder agreement dated as of October 1, 2009 by and among FIS, Merger Sub, the Borrower, FIS, as loan purchaser, the joinder lenders listed therein, JPMorgan Chase Bank, N.A., as administrative agent under the FIS credit agreement, and JPMorgan Chase Bank, N.A., as administrative agent under the Credit Agreement (the “Debt Exchange and Joinder Agreement”), (iii) FIS purchased an aggregate principal amount of $423,750,000 of the remaining term loans held by the Consenting Term Lenders at par in cash and (iv) an aggregate principal amount of $800,000,000 of term loans (which was the amount of term loans that remained outstanding under the Credit Agreement after giving effect to the transactions described in the foregoing clauses (ii) and (iii)) was re-priced (the transactions described in the foregoing clauses (i) through (iv), collectively, the “Restructuring Transactions”). The term loans purchased or exchanged by FIS were immediately cancelled for all purposes of the Credit Agreement and are no longer outstanding. In addition, the Borrower paid the administrative agent for the ratable account of the Consenting Lenders a consent fee of $19,053,340.71.

In connection with the Restructuring Transactions, Metavante and the Borrower and the Borrower’s domestic subsidiaries that are guarantors under the Credit Agreement also entered into: (i) a subsidiary guaranty supplement, dated as of October 1, 2009 in favor of the guaranteed parties, as defined therein (the “Subsidiary Guaranty Supplement”), pursuant to which they guaranteed the obligations under FIS’ existing credit facility and (ii) a guaranty agreement dated as of October 1, 2009 in favor of the guaranteed parties, as defined therein (the “Receivables Guaranty”), pursuant to which they guaranteed the obligations under the FIS receivables purchase agreement dated as of October 1, 2009.

The foregoing description of the Credit Agreement Amendment and the Restructuring Transactions does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, which is listed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference, and by the Debt Exchange and Joinder Agreement, the Subsidiary Guaranty Supplement and the Receivables Guaranty, which are attached hereto as Exhibits 4.2, 99.1 and 99.2, respectively, all of which are incorporated herein by reference.

On October 1, 2009, FIS issued a press release announcing that FIS completed its acquisition of Metavante. A copy of the press release is filed hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

Termination of Shareholders Agreement

Upon consummation of the Merger, the shareholders agreement dated as of November 1, 2007, as amended, between Metavante, WPM, L.P. (“WPM”), a 25% shareholder of Metavante (prior to the consummation of the Merger) and an affiliate of Warburg Pincus LLC, and the other shareholders party thereto was terminated pursuant to the terms of a support agreement that was entered into in connection with the execution of the Merger Agreement. The shareholders agreement contained provisions with respect to, among other things, the governance of Metavante, restrictions on the ability of WPM to dispose of its shares of Metavante common stock (“Common Stock”) prior to November 1, 2009, “standstill” restrictions on the ability of WPM to purchase additional securities of Metavante in certain circumstances and registration rights for WPM.

Termination of Stock Purchase Right Agreement

Upon consummation of the Merger, the amended and restated stock purchase right agreement dated as of August 21, 2008 between Metavante and WPM was terminated pursuant to the terms of a separate stock purchase right agreement entered into among FIS, Metavante and WPM in connection with the execution of the Merger Agreement. The terminated stock purchase right agreement had provided WPM the right to purchase shares of Common Stock related to employee stock options that were outstanding immediately following the separation of Metavante from Marshall & Ilsley Corporation on November 1, 2007.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, on October 1, 2009, Metavante was merged with and into Merger Sub, with Merger Sub continuing after the Merger as a wholly owned subsidiary of FIS. Pursuant to the Merger Agreement, each outstanding share of Common Stock was converted in the Merger into the right to receive 1.35 shares of FIS common stock.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which is listed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosure regarding the Credit Agreement Amendment and the Restructuring Transactions under Item 1.01 above for additional information, which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, on October 1, 2009, Metavante notified the New York Stock Exchange (the “Exchange”) that each outstanding share of Common Stock was converted in the Merger into the right to receive 1.35 shares of FIS common stock, and requested that the Exchange file a notification of removal from listing on Form 25 with the SEC with respect to the Common Stock, which was filed on October 2, 2009. In connection with the completion of the Merger, trading of the Common Stock on the Exchange ceased before the opening of trading on October 2, 2009.

Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, each outstanding share of Common Stock was converted in the Merger into the right to receive 1.35 shares of FIS common stock. See the disclosure regarding the Merger

Agreement and the Merger under Item 2.01 above for additional information, which is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, Metavante became wholly owned by FIS. Pursuant to the Merger Agreement, each outstanding share of Common Stock was converted in the Merger into the right to receive 1.35 shares of FIS common stock. See the disclosure regarding the Merger Agreement and the Merger under Item 2.01 above and Item 5.02 below for additional information, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, upon consummation of the Merger on October 1, 2009, the directors and executive officers of Metavante were effectively removed and replaced by the directors and executive officers of Merger Sub. These resignations were not a result of any disagreements between Metavante and the former directors on any matter relating to Metavante’s operations, policies or practices.

Immediately prior to the consummation of the Merger, Metavante terminated the Metavante Executive Deferred Compensation Plan and the Metavante Directors Deferred Compensation Plan.

In connection with the Merger, on October 1, 2009, the employment of each of Timothy C. Oliver, Chief Financial Officer of Metavante, and Donald W. Layden, Jr., Senior Executive Vice President, General Counsel and Secretary of Metavante, was terminated. In connection with such terminations of employment, each of Messrs. Oliver and Layden executed a separation agreement and release in substantially the forms that were attached to their respective change of control agreements. Under the terms of the separation agreement and releases, in exchange for receiving the severance benefits provided under each executive’s change of control agreement and under Mr. Layden’s employment agreement, each executive agreed to release Metavante from any claims he may have against the company and its affiliates. For a description of the change of control agreements with Messrs. Oliver and Layden and the employment agreement with Mr. Layden, see the disclosure in Amendment No. 1 on Form 10-K/A to Metavante’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which amendment was filed with the SEC on April 30, 2009. Under the terms of the separation agreement and releases, each executive also agreed to provide transition services to FIS for a period of 30 days following the closing of the Merger, during which period the executive will receive his then existing base salary; the transition services and payment therefore are in lieu of a 30-day notice of termination that was required under each executive’s existing employment arrangement. Pursuant to the separation agreement and releases, the change of control agreements and, in Mr. Layden’s case, his employment agreement, Mr. Oliver will receive cash severance payments with an aggregate value of $2,515,013 and Mr. Layden will receive cash severance payments with an aggregate value of $3,313,377. In addition, Messrs. Oliver and Layden will be entitled to receive estimated excise tax gross-up payments of approximately $1,368,845 and $1,978,146, respectively.

The foregoing description of the separation agreement and releases does not purport to be complete and is qualified in its entirety by reference to: (i) the Separation Agreement and Release dated October 1, 2009 between Metavante Technologies, Inc. and Timothy C. Oliver, which is attached hereto as Exhibit 10.1, (ii) the Separation Agreement and Release dated October 1, 2009 between Metavante Technologies, Inc. and Donald W. Layden, Jr., which is attached hereto as Exhibit 10.2, (iii) the Form of Change of Control Agreement for Timothy C. Oliver, which is listed as Exhibit 10.3 to this Current Report on Form 8-K, (iv) the Amended and Restated Change of Control Agreement, dated November 24, 2008, by and between Metavante Technologies, Inc. and Donald W. Layden, Jr., which is listed as Exhibit 10.4 to this Current Report on Form 8-K, and (v) the Employment Agreement, dated November 1, 2007, by and between Metavante Technologies, Inc. and Donald W. Layden, Jr., which is listed as Exhibit 10.5 to this Current Report on Form 8-K, all of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 31, 2009, by and among Fidelity National Information Services, Inc., Cars Holdings, LLC and Metavante Technologies, Inc. (incorporated by reference to Exhibit 2.1 to Metavante’s Current Report on Form 8-K filed on April 6, 2009)

4.1	Amendment No. 1 to Credit Agreement, dated April 30, 2009, among Metavante Technologies, Inc., Metavante Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by Fidelity National Information Services, Inc. (Commission File No. 1-16427) on October 2, 2009)

4.2	Debt Exchange and Joinder Agreement, dated as of October 1, 2009, by and among Fidelity National Information Services, Inc., Metavante Holdings, LLC, Metavante Corporation, Fidelity National Information Services, Inc., as loan purchaser, each lender listed on Schedule I thereto, JPMorgan Chase Bank, N.A., as administrative agent under the FNIS Credit Agreement (as defined therein) and JPMorgan Chase Bank, N.A., as administrative agent under the Metavante Credit Agreement (as defined therein) (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Fidelity National Information Services, Inc. (Commission File No. 1-16427) on October 2, 2009)

10.1	Separation Agreement and Release, dated as of October 1, 2009, made by and between Metavante Technologies, Inc. and Timothy C. Oliver

10.2	Separation Agreement and Release, dated as of October 1, 2009, made by and between Metavante Technologies, Inc. and Donald W. Layden, Jr.

10.3	Form of Change of Control Agreement for Timothy C. Oliver (incorporated by reference to Exhibit 10.8 to Metavante’s Current Report on Form 8-K filed on November 6, 2007)

10.4	Amended and Restated Change of Control Agreement, dated November 24, 2008, by and between Metavante Technologies, Inc. and Donald W. Layden, Jr. (incorporated by reference to Exhibit 10.7(a) to Metavante’s Annual Report on Form 10-K for the year ended December 31, 2008 filed on February 20, 2009)

10.5	Employment Agreement, dated November 1, 2007, by and between Metavante Technologies, Inc. and Donald W. Layden, Jr. (incorporated by reference to Exhibit 10.5 to Metavante’s Current Report on Form 8-K filed on November 6, 2007)

99.1	Subsidiary Guaranty Supplement, dated as of October 1, 2009, made by Metavante Technologies, Inc. and Metavante Corporation and certain of its subsidiaries in favor of JPMorgan Chase Bank, as Administrative Agent for the Guaranteed Parties (as defined therein)

99.2	Guaranty Agreement, dated as of October 1, 2009, made from Fidelity National Information Services, Inc., the other guarantors named therein, the additional guarantors referred to therein, as Guarantors, in favor of the guaranteed parties referred to therein

99.3	Press Release dated October 1, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAVANTE HOLDINGS, LLC (as successor to Metavante Technologies, Inc.)

Date: October 6, 2009		/S/ RONALD D. COOK
	Name:	Ronald D. Cook
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 31, 2009, by and among Fidelity National Information Services, Inc., Cars Holdings, LLC and Metavante Technologies, Inc. (incorporated by reference to Exhibit 2.1 to Metavante’s Current Report on Form 8-K filed on April 6, 2009)

4.1	Amendment No. 1 to Credit Agreement, dated April 30, 2009, among Metavante Technologies, Inc., Metavante Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by Fidelity National Information Services, Inc. (Commission File No. 1-16427) on October 2, 2009)

4.2	Debt Exchange and Joinder Agreement, dated as of October 1, 2009, by and among Fidelity National Information Services, Inc., Metavante Holdings, LLC, Metavante Corporation, Fidelity National Information Services, Inc., as loan purchaser, each lender listed on Schedule I thereto, JPMorgan Chase Bank, N.A., as administrative agent under the FNIS Credit Agreement (as defined therein) and JPMorgan Chase Bank, N.A., as administrative agent under the Metavante Credit Agreement (as defined therein) (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Fidelity National Information Services, Inc. (Commission File No. 1-16427) on October 2, 2009)

10.1	Separation Agreement and Release, dated as of October 1, 2009, made by and between Metavante Technologies, Inc. and Timothy C. Oliver

10.2	Separation Agreement and Release, dated as of October 1, 2009, made by and between Metavante Technologies, Inc. and Donald W. Layden, Jr.

10.3	Form of Change of Control Agreement for Timothy C. Oliver (incorporated by reference to Exhibit 10.8 to Metavante’s Current Report on Form 8-K filed on November 6, 2007)

10.4	Amended and Restated Change of Control Agreement, dated November 24, 2008, by and between Metavante Technologies, Inc. and Donald W. Layden, Jr. (incorporated by reference to Exhibit 10.7(a) to Metavante’s Annual Report on Form 10-K for the year ended December 31, 2008 filed on February 20, 2009)

10.5	Employment Agreement, dated November 1, 2007, by and between Metavante Technologies, Inc. and Donald W. Layden, Jr. (incorporated by reference to Exhibit 10.5 to Metavante’s Current Report on Form 8-K filed on November 6, 2007)

99.1	Subsidiary Guaranty Supplement, dated as of October 1, 2009, made by Metavante Technologies, Inc. and Metavante Corporation and certain of its subsidiaries in favor of JPMorgan Chase Bank, as Administrative Agent for the Guaranteed Parties (as defined therein)

99.2	Guaranty Agreement, dated as of October 1, 2009, made from Fidelity National Information Services, Inc., the other guarantors named therein, the additional guarantors referred to therein, as Guarantors, in favor of the guaranteed parties referred to therein

99.3	Press Release dated October 1, 2009